Subsequent Event	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Subsequent Event
Subsequent Event

Note 18.Subsequent Events

On October 22, 2014, the board of directors of the General Partner declared a quarterly cash distribution of $0.6525 per unit ($2.61 per unit on an annualized basis) for the period from July 1, 2014 through September 30, 2014.  On November 14, 2014, the Partnership will pay this cash distribution to its common unitholders of record as of the close of business November 5, 2014.

On October 3, 2014, GMG, as Buyer and the Partnership, as Buyer Guarantor, entered into the Stock Purchase Agreement with Warren, as the Company, and The Warren Alpert Foundation, as Seller.  Under the terms of the Stock Purchase Agreement, GMG will acquire 100% of the equity interests in Warren from The Warren Alpert Foundation for a cash purchase price of approximately $383.0 million, subject to certain post-closing adjustments to take into account the actual amount of certain assets and liabilities of Warren as of the closing date.  Concurrent with the execution of the Stock Purchase Agreement, GMG deposited $19.25 million (the “Deposit”) to be held in an escrow account.  Upon closing of the Warren Acquisition, the Deposit will be credited towards the purchase price due at closing.

The Stock Purchase Agreement provides that the closing will take place on January 5, 2015, subject to GMG’s right to extend the closing for up to 210 days, under certain circumstances, if the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (“HSR”), as amended, has not expired or terminated.  Closing of the Warren Acquisition is conditioned upon the satisfaction or waiver of customary closing conditions, including HSR approval and delivery of all items required by the Stock Purchase Agreement.  On October 30, 2014, notification of early termination of the waiting period under HSR was received.

The Stock Purchase Agreement contains customary representations and warranties and covenants by each of the parties.  Among other covenants, during the period between the execution of the Stock Purchase Agreement and the closing of the Warren Acquisition, Warren has agreed to, and The Warren Alpert Foundation has agreed to cause Warren to, conduct its business in the ordinary and regular course and not to engage in certain types of activities and transactions, subject to certain exceptions.

Pursuant to the Stock Purchase Agreement, the Partnership has agreed to guarantee full payment and performance of GMG’s obligations under the Stock Purchase Agreement.

On October 6, 2014, in connection with the execution of the Stock Purchase Agreement, the Partnership and certain of its subsidiaries entered into the First Amendment.  On October 20, 2014, in connection with the proposed acquisition of Warren, the Partnership and certain of its subsidiaries entered into the Second Amendment.  See Note 6 for additional information.

Note 23. Subsequent Event

        On February 14, 2014, the Partnership paid a cash distribution of approximately $17.9 million to its common unitholders of record as of the close of business on February 5, 2014.